AMENDMENT NO. 3 TO CREDIT AGREEMENT
This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") is entered into as of June 3, 2014, effective as of April 30,2014, by and among THE ONE GROUP, LLC, a Delaware limited liability company, ONE 29 PARK MANAGEMENT, LLC, a New York limited liability company, STK-LAS VEGAS, LLC, a Nevada limited liability company, and STK ATLANTA, LLC, a Georgia limited liability company (collectively, the "Borrowers"), and BANKUNITED, N.A., as successor by merger to Herald National Bank (hereinafter referred to as the "Bank")
RECITALS
A.    Reference is made to the Credit Agreement, dated as of October 31, 2011 (as amended through the date hereof, the "Credit Agreement"), by and among the Borrowers and the Bank. Capitalized terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
B.    Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.
C.    The Borrower has requested that the Bank amend the Credit Agreement to extend the Commitment Termination Date and the Maturity Date.
D.    The Bank has agreed to the Borrowers' requests, all on the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Effective upon the occurrence of the Amendment No. 3 Effective Date (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:
1.1    Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by restating the definition of each of "Commitment Termination Date" and "Maturity Date", each contained therein to read in their entirety as follows:
"Commitment Termination Date" means October 31, 2014.
"Maturity Date" means October 31, 2015, or such earlier date on which all outstanding Loans shall become due and payable, whether by acceleration or otherwise.
1.2    Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions therein in the appropriate alphabetical location:

"Amendment No. 3" means Amendment No. 3 to Credit Agreement dated as of June 3, 2014, effective as of April 30,2014, by and among the Borrowers and the Bank.
"Amendment No. 3 Effective Date" means the date on which the conditions precedent contained in Section 4 of Amendment No. 3 have been fulfilled.
2.    Acknowledgments and Confirmations.
2.1    Pledge Agreement – Subsidiary Borrowers. The One Group hereby:
(a)    confirms, acknowledges and agrees that (i) the term "Obligations" as used in the Pledge Agreement – Subsidiary Borrowers, as amended by this Amendment (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of (a) the Borrowers and/or (b) the Guarantor, in either case, under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, and (ii) the Pledge Agreement – Subsidiary Borrowers remains in full force and effect and is hereby ratified and confirmed; and
(b)    reaffirms its continuing liability under the Pledge Agreement – Subsidiary Borrowers.
2.2    Guarantee Agreement and Parent Pledge Agreement. Committed Capital Acquisition Corporation, a Delaware corporation (the “Guarantor”) hereby:
(a)    consents to the execution of this Amendment;
(b)    (i) confirms, acknowledges and agrees that the term "Obligations" as used in the Pledge Agreement – [THE ONE GROUP, LLC / COMMITTED CAPITAL ACQUISITION CORPORATION] , dated as of October 25, 2013, made by the Guarantor in favor of the Bank (the “Parent Pledge Agreement”) (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, (ii) confirms, acknowledges and agrees that the Parent Pledge Agreement remains in full force and effect and is hereby ratified and confirmed, and (iii) reaffirms its continuing liability under the Parent Pledge; and
(c)    (i) confirms, acknowledges and agrees that the term "Obligations" as used in the Guarantee Agreement, dated as of October 25, 2013, made by the Guarantor in favor of the Bank (the “Guarantee Agreement”) (or any other term or terms used therein to describe or refer to the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents to the Bank) includes, without limitation, the indebtedness, liabilities and obligations of the Borrowers under the Credit Agreement and the other Loan Documents, as amended hereby or otherwise, (iii) confirms, acknowledges and agrees that the Guarantee Agreement remains in full force and effect and is hereby ratified and confirmed, and (iv) reaffirms its continuing liability under the Guarantee Agreement.

3.    Representations and Warranties. To induce the Bank to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Bank as follows:
3.1    Immediately after giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties refer to or relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;
3.2    (i) The execution, delivery and performance by each of the Borrowers of this Amendment are within its limited liability company powers and have been duly authorized by all necessary limited liability company action, (ii) this Amendment is the legal, valid and binding obligation of the Borrowers enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and (iii) this Amendment and the execution, delivery and performance by each of the Borrowers does not: (A) contravene the terms of any of the organizational documents of the Borrowers; (B) conflict with or would cause any breach or contravention of, or the creation of any Lien (other than Liens permitted under the Loan Documents) under, any document evidencing any contractual obligation to which any of the Borrowers is a party, or any order, injunction, writ or decree currently in effect to which it or its respective property is subject; or (C) violate, in any material respect, any requirement of law applicable thereto.
4.    Conditions Precedent to Effectiveness.
This Amendment and the amendments contained in Section 1 shall each become effective on the date (the "Amendment No. 3 Effective Date") that the following conditions precedent shall have been fulfilled:
4.1    Amendment No. 3. The Bank shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrowers and confirmed by the Guarantor.
4.2    Fees. The Bank shall have received from the Borrowers payment in full of all reasonable out-of-pocket costs incurred in connection with this Amendment.
5.    Reference to and Effect upon the Credit Agreement.
5.1    Effect. Except as specifically amended or terminated hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.
5.2    No Waiver; References. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in:

(a)    the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby;
(b)    the other Loan Documents to the term "the Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby; and
(c)    the Loan Documents to the term "the Loan Documents" shall be deemed to include this Amendment.
6.    Prior Agreement. The Credit Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to, and supplemental to, all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not (a) operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Bank or the Bank under the Credit Agreement, or (b) constitute a waiver or amendment of any provision of the Credit Agreement.
7.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.    Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered on the date first written above.
BANKUNITED, N.A., as successor by merger to Herald National Bank
By:    /s/ Thomas F. Pergola
Name:    Thomas F. Pergola
Title:    Senior Vice President
THE ONE GROUP, LLC
By:    /s/ Jonathan Segal
Name:    Jonathan Segal
Title:    Chief Executive Officer
ONE 29 PARK MANAGEMENT, LLC
By:    /s/ Jonathan Segal
Name:    Jonathan Segal
Title:    Chief Executive Officer
STK-LAS VEGAS, LLC
By:    /s/ Jonathan Segal
Name:    Jonathan Segal
Title:    Chief Executive Officer
STK ATLANTA, LLC
By:    /s/ Jonathan Segal
Name:    Jonathan Segal
Title:    Chief Executive Officer

Signature Page to The One Group Amendment No. 3

AGREED TO AND CONFIRMED:

COMMITTED CAPITAL ACQUISITION CORPORATION By: /s/ Jonathan Segal Name: Jonathan Segal Title: Chief Executive Officer

Signature Page to The One Group Amendment No. 3